                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              HEALTHRITE INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:
   -------------------------------------------------------------------

   5) Total fee paid:
   -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

    ---------------------------------------

   2) Form, Schedule or Registration Statement No.:

    ---------------------------------------

   3) Filing Party:

    ---------------------------------------

   4) Date Filed:

    ---------------------------------------

                                HEALTHRITE INC.

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 17, 1997

                               -----------------

To the Stockholders:

         The Annual Meeting of Stockholders of HealthRite Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 11445 Cronhill Drive, Owings Mills, Maryland 21117 on Wednesday, December 17, 1997, at 10:00 A.M., Eastern Time, for the following purposes:

         (1) To elect seven Directors of the Company, each of whom is to hold office until the next Annual Meeting of Stockholders and until the due election and qualification of his successor.

         (2) To approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock under the Plan to 700,000.

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on November 12, 1997, will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         If you cannot personally attend the meeting, it is requested that you promptly fill in, sign, and return the proxy submitted to you herewith.

                                       By order of the Board of Directors



                                       JOHN L. TEEGER
                                       Secretary

Dated: November 12, 1997

                                HEALTHRITE INC.


                                PROXY STATEMENT


         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of HealthRite Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Meeting") scheduled to be held at the offices of the Company, 11445 Cronhill Drive, Owings Mills, Maryland 21117 on Wednesday, December 17, 1997, at 10:00 A.M., Eastern Time, and at any adjournments thereof.

         Only stockholders of record as of the close of business on November 12, 1997, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On that date, the Company had outstanding 4,276,472 shares of Common Stock, par value $.01 per share (the "Common Stock"). The presence in person or by proxy of the holders of a majority of such shares shall constitute a quorum for the transaction of business at the Meeting. Each share is entitled to one vote.

         Each form of proxy which is properly executed and returned to the Company will be voted in accordance with the directions specified thereon, or, if no directions are specified, will be voted (i) for the election as Directors of the persons named herein under the caption "Election of Directors" and (ii) for the proposal to approve the amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock under the Plan to 700,000. Any stockholder giving a proxy may revoke it at any time before it is exercised. Such revocation may be effected by voting in person or by proxy at the Meeting, by returning to the Company prior to the Meeting a proxy bearing a later date, or by otherwise notifying the Secretary of the Company in writing prior to the Meeting.

         The Company's executive offices are at 711 Fifth Avenue, New York, New York 10022 and its telephone number is (212) 829-0900. This proxy statement and the accompanying proxy are first being distributed to the stockholders of the Company on or about November 17, 1997.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of October 31, 1997, information concerning the ownership of Common Stock by the only persons which to the Company's knowledge own beneficially more than 5% of the outstanding shares of Common Stock, and by all executive officers and Directors of the Company as a group:


                                   SHARES BENEFICIALLY              % OF
        NAME AND ADDRESS           OWNED AS OF 10/31/97          OUTSTANDING
---------------------------------  --------------------          -----------
Warren H. Haber*                        470,000(1)                   10.9
John L. Teeger*                         455,625(1)                   10.6
Executive officers and Directors
  as a group (9 persons)              1,206,764(1)                   26.6

--------------
*   His address is c/o HealthRite, Inc., 711 Fifth Avenue, New York, New York
    10022.

(1) See applicable note to table of stock ownership contained in "Security Ownership of Directors and Executive Officers."

                             ELECTION OF DIRECTORS

         The Board of Directors recommends the election of the seven nominees for Director listed below, all of whom are currently Directors of the Company. The Board of Directors voted to increase the number of Directors from six to seven in August 1996 and elected Mr. John A. McConville to fill the vacancy created thereby and from seven to eight in June 1997 and elected Mr. Sidney N. Towle, Jr. to fill the vacancy created thereby. In August 1997 Mr. Bradley T. MacDonald resigned as President, Chief Executive Officer and Director and the Board reduced the number of Directors to seven. The Directors to be elected are to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and shall have qualified. If for any reason any of said nominees shall become unavailable for election, proxies will be voted for a substitute nominee designated by the Board, but the Board has no reason to believe that this will occur. Directors of the Company are elected by a plurality of the votes cast at a meeting of Stockholders.


INFORMATION CONCERNING NOMINEES

         The name and age of each nominee and the year he became a Director of the Company, according to information furnished by each, is as follows:


                                                              FIRST
                                                            BECAME A
      NAME                         AGE                      DIRECTOR
      ----                         ---                      --------
Warren H. Haber*                    56                        1989
John L. Teeger*                     53                        1989
Howard M. Bezoza, M.D.              43                        1993
Milton Datsopoulos                  56                        1994
John C. Horvitz                     61                        1993
John A. McConville                  70                        1996
Sidney N. Towle, Jr.                53                        1997

--------------
*   Member of Executive Committee.

         Mr. Haber has been Chairman of the Board and, except for the period August 1996 until August 1997, Chief Executive Officer of the Company since its formation in May 1989. For more than 20 years, he has been Chairman of the Board and Chief Executive Officer of Founders

Management Services, Inc. and affiliates ("Founders"), all private investment concerns. He has been Chairman of the Board of Directors of Batteries Batteries, Inc., a Nasdaq-listed distributor of batteries and cellular accessories since it commenced operations in June 1995. He is a director of Lunn Industries, Inc., a Nasdaq-listed composite product manufacturer. He is also a director of Realty Information Group L.P., a commercial real estate information provider.

         Mr. Teeger has been, since May 1989, an officer of the Company. He has been Vice Chairman since May 1995 and Chief Financial Officer since June 1997 (an office he had previously held for the periods May 1989 until March 1995 and from March 1996 until November 1996). He has been employed since 1981 by, and has served since 1984 as, President of Founders. He has been an officer and a director of Batteries Batteries, Inc. since it commenced operations in June 1995. From 1976 to 1981, Mr. Teeger was a Vice President -- Corporate Finance of Bear Stearns & Co., Inc., investment bankers.

         Dr. Bezoza has conducted, for more than five years, a medical practice in New York City focussed on nutrition. He hosts a weekly one-hour radio program for WEVD, a New York City radio station, and appears frequently on radio and television programs as an expert on medical and nutritional issues.

         Mr. Datsopoulos has been, since 1983, a director of Montana Naturals Int'l, Inc. ("MTNA") and was the Chairman of its Board from December 1993 to August 1994, when it was acquired by the Company. He is a senior partner in the law firm of Datsopoulos, MacDonald & Lind, P.C. of Missoula, Montana, with which he has been associated since 1968. Mr. Datsopoulos is the President, a director and principal stockholder of Athens Investments, Inc., a Montana corporation engaged in real estate development and acquisition. Since 1984, Mr. Datsopoulos has served as director of Criticare Systems, Inc. of Milwaukee, Wisconsin, a publicly-held corporation engaged in the business of developing, manufacturing and marketing medical equipment nationally and internationally. He has also served as a director of Mascot Silver-Lead Mines, Inc. of Kellogg, Idaho since 1983.

         Mr. Horvitz has been for more than five years President of Horvitz & Associates, a management consulting firm providing strategic marketing services to leading companies in the health, beauty, toiletries and fashion industries. Previously, Mr. Horvitz had served as an officer and senior marketing executive with Warner Fragrances (at the time a Warner Communications subsidiary), Estee Lauder, Inc. and Bristol-Myers Products Division.

         Mr. McConville is a retired senior executive of J.C. Penney with 40 years in retail operations. In 1983, he was appointed Senior Vice President of Merchandising and a Director. In 1988, he was named President of the Women's Division. Since 1987, when appointed by the Secretary of the Navy, he has been on the Navy Exchange Advisory Board, providing advice to the world-wide Navy Exchange System.

         Mr. Towle has been a Registered Representative and Vice President of H.C. Wainwright & Co., Inc., investment bankers, for more than five years. He is also a director of Lidak Pharmaceuticals Inc.

MEETINGS AND COMMITTEES

         During the fiscal year ended December 31, 1996 ("Fiscal 1996"), the Board of Directors held four meetings, including those in which matters were adopted by unanimous written consent. The Board has an Audit Committee, a Compensation and Stock Option Committee and a Nominating Committee.

         The Audit Committee of the Board of Directors consists of Messrs. Horvitz, Datsopoulos, and Teeger. It held one meeting during Fiscal 1996. The duties and responsibilities of the Audit Committee include, among other things, review of the Company's financial statements, consideration of the nature and scope of the work to be performed by the Company's independent auditors, discussion of the results of such work, the receipt from such auditors of their letters to management which evaluate (as part of their annual audit of the Company's financial statements) the internal accounting control systems of the Company and meeting with representatives of management to discuss particular areas of the Company's operations.

         Messrs. Datsopoulos, Horvitz, and Teeger are members of the Compensation and Stock Option Committee. Its principal duties are the administration of the Company's 1993 Stock Option Plan (the "1993 Plan") and the review and determination of the executive officers' compensation program.

         The members of the Nominating Committee are Messrs. Horvitz and Teeger and Dr. Bezoza.

DIRECTORS' COMPENSATION

         The Company pays a fee of $100 for each meeting attended by its Directors who are not executive officers. It reimburses those who are not employees of the Company for their expenses incurred in attending meetings. See "Executive Compensation -- Stock Options" for stock options granted under the 1993 Plan to the Directors.

COMPLIANCE WITH SECTION 16(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's Directors and officers, and any person who owns more than ten percent of the Company's Common Stock (collectively, "Reporting Persons"), to file reports of their ownership and changes in ownership of Common Stock with the Commission. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon a review of copies of such reports furnished to the Company, and written representations that certain reports were not required, the Company believes that all of its Reporting Persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during or with respect to the year ended December 31, 1996, except that Mr. Douglas A. Okland was late in the filing of his Form 3 Report and of his Form 4 Report with respect to the receipt of employee stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information as to the compensation of the Chief Executive Officer of the Company and each other executive officer who received compensation in excess of $100,000 for 1996, 1995 and 1994.

                                                                        Long-Term
                                                                      Compensation
                                   ANNUAL COMPENSATION                   Awards
                                Salary (1)        Bonus               Stock Options
Name                    Year        ($)            ($)      Other     No. of Shares
----                    ----        ---            ---      -----     -------------
Warren H. Haber         1996        (1)            (1)       (1)          --
                        1995        (1)            (1)       (1)          --
                        1994        (1)            (1)       (1)          --
Bradley MacDonald(2)    1996     $170,000        $8,000      --         100,000
Robert Pugaczewski (3)  1996      117,401          --        --          20,000

                        1995      105,000          --        --           --

-------------

(1) The services of Mr. Haber, who had been until August 1996 Chief Executive Officer to which he was reappointed in August 1997, are provided pursuant to the Company's agreement with Founders Management Services, Inc. (see below).

(2) Mr. MacDonald, who commenced employment with the Company in March 1996, resigned as the President, Chief Executive Officer (to which he was appointed in August 1996) and Director in August 1997. Mr. MacDonald's 1996 compensation includes moving allowances. His annual base salary was $170,000. He received in March, 1996, an option to purchase 100,000 shares of Common Stock under the Company's 1993 Stock Option Plan and in January 1997, 4,000 shares of Common Stock as a bonus.

(3) He had been President of Jason Pharmaceuticals, Inc. in 1994 prior to its acquisition by the Company and resigned as an officer in November 1996; the options subsequently expired.

         The Company and Mr. Bradley T. MacDonald in August 1997 entered into an agreement pursuant to which Mr. MacDonald resigned as President, Chief Executive Officer and Director of the Company and agreed to provide consulting services to the Company through December 31, 1997 at the rate of compensation of $170,000 per annum provided under his employment agreement. The employment agreement, entered into on March 15, 1996 and amended on June 4, 1996, provided for his employment for a three-year period as President at a base salary of $170,000 per year, plus a bonus based on earnings before income taxes. The termination agreement also provides that his option under the 1993 Plan to purchase 100,000 shares of Common Stock at a price of $2.00 per share may be exercised at any time on or prior to March 31, 1998. The Company sold Mr. MacDonald in March 1996 100,000 shares of Common Stock for $100,000 and granted him in January 1997 a bonus of 4,000 shares of Common Stock.

         The services of Mr. Warren H. Haber and Mr. John L. Teeger have been provided pursuant to an agreement between the Company and Founders entered into on August 1, 1993, amended and restated in October 1993 and superseded by an agreement dated January 3, 1994. Under the revised agreement Founders is to provide advice and administrative services regarding management policies, executive employment, strategic planning, merger and acquisition policy, asset dispositions, cash management, commercial and investment banking relationships, and stockholder and investor relation matters for a fee of $10,000 per month, or $120,000 per annum, subject to adjustment each year with respect to the following year for increases in the cost-of-living index and an incentive fee equal to 5% of the amount by which the Company's annual consolidated pre-tax income, as defined, exceeds $500,000. The fees for each of 1996 and 1995 amounted to $120,000 and for 1994 amounted to $94,000, which for each year do not include the cost-of-living adjustments. Pursuant to the agreement the Company reimbursed Founders for certain out-of-pocket expenses which amounted to $39,206 for 1996. The term of the new agreement expires in January 1998. The agreement further provides that the Company is to indemnify Founders, its officers and employees against judgments, fines, amounts paid in settlement and expenses (including reasonable attorneys' fees) with respect to any action or proceeding against them arising from the provision of services by

Founders pursuant to the agreement, other than an action by the Company against Founders by reason of a breach of the agreement by Founders or Messrs. Haber or Teeger.

STOCK OPTIONS

         The Company's 1993 Plan, as amended in July 1995, relates to 500,000 shares of Common Stock. See "Proposal to Amend the Stock Option Plan".

         As of October 31, 1997, options to purchase 65,000 shares had been exercised and there were outstanding options to purchase an aggregate of 592,000 shares of Common Stock, including options to purchase 157,000 shares which may not be exercised until there are sufficient shares available under the Plan.

         On October 12, 1995, the Company amended outstanding options to purchase an aggregate of 160,000 shares of Common Stock of which 5,000 were exercisable at $5.25 per share, 20,000 at $5.00 per share, 25,000 at $4.50 per share (held by Mr. Datsopolous) and 110,000 at $3.00 per share (including 20,000 held by Mr. Pugaczewski, a former officer who resigned in November
1996), by reducing the exercise price to $2.00 per share, the market price on the date of the amendment. The Board of Directors and Stock Option Committee amended the options to reinstate the incentive or potential reward to the holders of the stock options which it intended to provide at the higher exercise prices.

         The following table sets forth pertinent information as of October 31, 1997 with respect to options granted under the Plan since the inception of the Plan to the persons set forth under the Summary Compensation Table, all current executive officers as a group, all current Directors who are not executive officers as a group and all employees of the Company.

                                                             ALL        ALL CURRENT
                                                           CURRENT     NON-EMPLOYEE
                    WARREN H.  BRADLEY T.      ROBERT     EXECUTIVE     DIRECTORS
                     HABER     MACDONALD    PUGACZEWSKI    OFFICERS     AS A GROUP   EMPLOYEES
                     -----     ---------    -----------   AS A GROUP    ----------   ---------
                                                          ----------
Options granted        --       100,000      20,000(1)     160,000(2)   180,000(3)   102,000(4)
Average exercise
   price               --         $2.00       $2.00          $2.01        $2.00        $2.10
Options exercised      --          --           --             --           --           --
Average exercise
   price               --          --           --             --           --           --
Shares sold            --          --           --             --           --           --

                                      -8-


Options
unexercised            --       100,000         -- (1)     160,000      180,000      102,000(2)
  as of 10/31/97(3)

--------------
(1) Subsequently canceled.

(2) All granted in 1997 of which options to purchase 157,000 shares are not exercisable until there are shares available under the Plan for issuance upon exercise.

(3) Includes options with respect to 35,000 shares which were granted in 1997, exclusive of options with respect to 10,000 shares exercisable at $2.00 per share granted to an independent consultant which is an affiliate of a Director. See "Certain Transactions".

(4) Does not include options granted to current executive officers.

         In December 1994 options to purchase 65,000 shares at a price of $2.00 per share were exercised by a former Chief Operating Officer of the Company. At the time of the exercise, the aggregate market value of the shares in excess of the exercise price was $186,875. He resigned in April 1995 and subsequently sold the 65,000 shares.

         The following table provides information as to the value of the unexercised options held by the only person named in the Summary Compensation Table who was an optionholder as of October 31, 1997 measured in terms of the closing sale price of the Company's Common Stock on such date:


                     NUMBER OF SHARES UNDERLYING   VALUE OF UNEXERCISED IN-THE
                     UNEXERCISED OPTIONS AS OF           MONEY OPTIONS ON
                             10/31/97                       10/31/97*
                     ---------------------------   ---------------------------
                      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                      -------------------------     -------------------------

Bradley T. MacDonald      100,000/______**                  $-- / --

--------------
* On October 30, 1997 (there were no sales reported on October 31, 1997) the closing sales price was $1.875 on the Nasdaq SmallCap Stock Market.

**   His options terminate as of March 31, 1998.

CERTAIN TRANSACTIONS

         Pursuant to its agreement with Founders, the Company paid Founders, with which Messrs. Warren H. Haber and John L. Teeger are affiliated, fees of
(i) $60,000 in July 1993 for its services in originating and negotiating the acquisition of businesses of Vitamin Specialties Company and NHP Corporation, two privately held corporations, and the sale of Class A Stock in an offering exempt from registration under the Securities At of 1933, and (ii) $84,000 in January 1995 for its services in connection with the Company's acquisition of Jason Pharmaceuticals, Inc. See "Executive Compensation --- Summary Compensation Table" with respect to fees paid pursuant to such agreement.

         The firm of Datsopoulos, MacDonald & Lind, P.C., of which Mr. Datsopoulos, a director of MTNA and, since August 19, 1994, a Director of the Company, received fees for services rendered to MTNA in the respective amounts of $18,251 in 1996, $19,830 in 1995 and $93,273 in 1994.

         Dr. Bezoza was granted in 1993 options to purchase 50,000 shares at a price of $2.00 per share in connection with his agreement to provide consulting services to the Company for a five-year period, including advice to the Company with respect to the development and endorsement of a premium line of vitamins and dietary supplements, compliance with Food and Drug Administration regulations and guide lines, the publication and distribution of a periodic health and nutrient newsletter, the preparation and endorsement of the Company's catalogue and participation in radio and television presentations as to a new line of premium products developed with his assistance. In connection with the line of premium products to be developed with his advice, Dr. Bezoza is to receive a fee equal to 2% of the amount by which the "net sales" as defined in the agreement, of such products exceed $2,000,000 for any fiscal year during the term of the agreement. No fees have been earned under the agreement through December 31, 1996.

         In August 1996 in a private placement the Company sold 432,500 shares of Series A nonvoting Preferred Stock at a price of $2.00 per share. Included among the purchasers were Warren H. Haber and his wife and adult children for an aggregate of 22,500 shares, his brother for 5,000 shares and John L. Teeger and his wife and children for an aggregate of 25,000 shares. The shares have a dividend preference of $.16 per share and a liquidation preference of $2.00 per share, and are convertible at the rate of one share of Common Stock for each share of Preferred Stock. In consideration for the services with respect to the private placement of Founders and H.C. Wainwright & Co. Inc. ("Wainwright"), of which Mr. Sidney N. Towle, Jr., a Director of the Company, is a Vice President, the Company issued to each of Messrs. Haber and Teeger, as designees of Founders, five year warrants to purchase 15,000 shares of the Company's Common Stock at a price of $2.50 per share and issued to three designees of Wainwright similar warrants to purchase 21,375 shares, including Mr. Towle who received warrants to purchase 9,750 shares.

         In September 1997, the Company engaged Horvitz & Associates, Inc. of which Mr. John C. Horvitz, a Director of the Company, is the principal officer, director and stockholder, to provide marketing consulting services. The fee for the engagement which is to extend through March 1998 is $15,000, payable in monthly installments and the issuance on October 1, 1997 of a five year option to purchase 10,000 shares at a price of $2.00 per share, plus reimbursement of out-of-pocket expenses.

                    PROPOSAL TO AMEND THE STOCK OPTION PLAN


GENERAL

         Stockholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan, which as amended in July 1995 relates to 500,000 shares of Common Stock (the "Plan"), to increase to 700,000 the number of shares subject to the Plan. The Plan was also amended to eliminate a restriction on exercise within six months of grant and to allow the Board or Committee greater discretion as to the exercise of options beyond the termination of employment of an employee or the engagement of a consultant. The latter amendments do not require stockholder approval. The following description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached as Annex A.

         As of October 31, 1997 options with respect to 65,000 shares have been exercised and options with respect to 592,000 shares are outstanding, including options with respect to 157,000 shares which may not be exercised prior to the availability of shares under the Plan. The closing price of a share of Common Stock on the Nasdaq SmallCap Market on October 30, 1997 was $1.875.

         The Plan provides for the grant of options to purchase Common Stock to Directors of the Company, employees of the Company or its subsidiaries and non-employee consultants and advisors who render bona fide services to the Company or its subsidiaries. Options granted under the Plan may be incentive stock options (as defined in the Code) or non-qualified stock options.

         The Board of Directors believes that the Company's future success depends upon its ability to attract and retain the highest caliber personnel and to use their capabilities to the fullest extent possible by encouraging their dedication to the Company's interest and welfare through an opportunity to acquire a proprietary interest in the Company. The Board believes that one of the best ways to provide such opportunities is by means of stock options granted under the Plan.

ADMINISTRATION AND SUMMARY OF THE PLAN

         The Plan is administered by the Board of Directors or its Compensation and Stock Option Committee (the "Committee"), See "Election of
Directors--Meetings and Committees".

         The Board or the Committee has full power and authority: (i) to designate participants; (ii) to designate Options or any portion thereof as ISOs; (iii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture;
(iv) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (v) to interpret the provisions and supervise the administration of the Plan.

         The Board or the Committee also has the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Committee may prescribe in accordance with the provisions of the Plan.

         All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

         The purchase price of each share subject to an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company or of any subsidiary of the Company) of the Fair Market Value of such share (as defined in the Plan) on the date the ISO is granted. The purchase price of each share subject to an Option or any portion thereof which is not designated by the Board or Committee as an ISO shall not be less than 75% of the Fair Market Value of such share on the date the Option is granted or the par value of the Company's Stock.

         The Fair Market Value of a share shall be the closing sales price on the date of grant of the Common Stock on a national securities exchange or, if not listed on an exchange, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). If the shares are traded in the over-the-counter market but not listed or admitted on NASDAQ, the Fair Market Value shall be the mean between the high bid and low-asked prices as quoted by the National Quotation Bureau, Inc. on the OTC Bulletin Board for such date.

         The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee, in shares of the Company's stock (valued at their Fair Market Value) or other form satisfactory to the Board or the Committee.

         The Option Agreement sets forth the terms of the Option, including the period during which it must be exercised, except that no Option may be exercisable after the expiration of 10 years from the date of grant or, five years from the date of grant if granted to a person who owns more than 10% of the voting stock of the Company at the time of grant.

         Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

         Optionees are protected against dilution, and appropriate changes will be made to the aggregate number and kind of shares available under the Plan and those subject to each outstanding option and to the exercise prices, in the event of a stock dividend, recapitalization, stock split, merger, consolidation, combination, exchange of shares or the like.

         The Board of Directors may, from time to time, adopt amendments to the Plan. The Plan may be suspended or terminated at any time by the Board, but such action shall not affect options previously granted. In the event an option, for any reason, expires or terminates unexercised, the shares subject to such option may again become available for option under the Plan. Unless sooner terminated, the Plan will terminate in August 2003 after which no further options will be granted under the Plan, but outstanding options at the date of termination will not be canceled by such termination.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law as to Options granted under the Plan. This summary does not purport to cover all of the special rules, including the state or local income or other tax consequences, inherent in the ownership and exercise of Options and the ownership and disposition of the underlying shares.

         Non-Qualified Stock Options

         An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will recognize ordinary income in an amount equal to the excess (at the time of exercise) of the fair market value of the shares of Common Stock received over the aggregate exercise price. However, if the individual is an executive officer or Director of the Company or the beneficial owner of more than ten percent of any class of equity securities of the Company, the timing of recognition of income (and the determination of the amount thereof) under certain circumstances possibly may be deferred for a period following the exercise of a Non-Qualified Option (the "Deferral Period"), unless the individual files a written election with the IRS, within 30 days after the date of exercise, to include in income the excess (on the date of exercise) of the fair market value of the shares of Common Stock received over the aggregate exercise price.

         An individual's tax basis in the shares of Common Stock received upon the exercise of a Non-Qualified Option is the amount of cash paid on exercise, plus the amount of ordinary income recognized by the optionee upon the exercise of such option. The holding period for such shares would begin just after the receipt of such shares or, in the case of an executive officer, Director or beneficial owner of more than ten percent of any class of equity securities of the Company, just after the expiration of the Deferral Period, if any (unless the individual elected to be taxed as of the date of exercise). A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income included by the optionee, provided that such deduction constitutes an ordinary and necessary business expense to the Company and is reasonable in amount and the limitations of Section 162(m) of the Code do not apply.

         If an individual exercises a Non-Qualified Option by delivering other shares of Common Stock, the individual will not recognize gain or loss with respect to the exchanged shares, even if their then fair market value is different from the individual's tax basis in such shares. The individual, however, will be taxed as described above with respect to the exercise of the Non-Qualified Option as if the individual had paid the exercise price in cash, and the Company generally will be entitled to an equivalent tax deduction. Provided the individual receives a separate identifiable stock certificate therefor, the individual's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to the individual's tax basis in the shares surrendered and the individual's holding period for such number of shares received will include the individual's holding period for the shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a Non-Qualified Option paid for, in whole or in part, with shares of Common Stock will be the same as if the individual had exercised the Non-Qualified Option solely for cash.

         Incentive Stock Options

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option. In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares of Common Stock to the optionee, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a compensation deduction. However, if the optionee fails to hold such shares of Common Stock for the required period, the optionee would realize ordinary income on the excess of the fair market value of the Common Stock at the time the option was exercised over the exercise price (with the balance, if any, being long-term capital gain, provided that the holding period for the shares exceeded one year and the optionee held such shares as a capital asset at such time), and the Company will generally be entitled to deduct such amount, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable in amount and the limitations of Section 162(m) of the Code do not apply. In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price thereof is a tax preference item. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to the incentive stock option preference (and other deferral preferences) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent it is not used, it is carried forward.

         As a result of the Taxpayer Relief Act of 1997, long term capital gains on shares held for more than 12 months will be subject to a 28% maximum rate unless held for more than 18 months in which event they will be subject to a 20% maximum rate.

         Vote Required

         Approval of the proposal requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Abstentions will have the effect of negative votes, but if a broker indicates that it does not have authority to vote certain shares of Common Stock, those votes will not be considered as shares present and entitled to vote at the Special Meeting with respect to such matters and will not be counted toward the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of October 31, 1997 of the Chief Executive Officer, each Director, each nominee for Director, each current executive officer named in the Summary Compensation Table under "Executive Compensation" and all executive officers and Directors as a group. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other person. Under such rules, "beneficial ownership" includes shares as to which the undersigned has sole or shared voting power or investment power and shares which the undersigned has the right to acquire within 60 days of October 31, 1997 through the exercise of any stock option or other right. Unless otherwise indicated, the named person has sole investment and voting power with respect to the shares set forth in the table.


                                     SHARES BENEFICIALLY            % OF
       NAME AND ADDRESS             OWNED AS OF 10/31/97         OUTSTANDING
       ----------------             --------------------         -----------
Warren H. Haber*                           470,000(1)               10.9

John L. Teeger*                            455,625(2)               10.6

John C. Horvitz*                            53,333(3)                1.2

Howard M. Bezoza, M.D.                      58,333(4)                1.3
  24 West 57 Street, Suite 701
  New York, NY  10019

Milton Datsopoulos                         100,057(5)                2.3
  5520 Skyway Drive
  Missoula, MT  59803

John A. McConville                           3,334(4)                **
 3525 Turtle Creek, #17A
 Dallas, TX 75219

Sidney N. Towle, Jr.                        13,083(6)                **
 56 St. Botolph Street
 Boston, MA 02116

Executive officers and Directors
as a group (9 persons)                   1,206,764(7)               26.6


--------------
*   The address is c/o HealthRite, Inc., 711 Fifth Avenue, New York, New York
    10022.

**  Less than 1%.

(1) Includes 17,500 shares issuable upon conversion of a like number of shares of Preferred Stock owned by him and his wife and 15,000 shares issuable upon exercise of warrants owned by him, but does not include 31,250 shares of Common Stock and 5,000 shares issuable upon conversion shares of Preferred Stock owned by his two adult sons.

(2) Includes 15,000 shares issuable upon conversion of a like number of shares of Preferred Stock owned by him and his wife and 15,000 shares issuable upon exercise of warrants owned by him but does not include 31,250 shares of Common Stock and 10,000 shares issuable upon conversion of shares of Preferred Stock owned by his two adult children.

(3) Includes 43,333 shares issuable upon exercise of options (including options as to 10,000 shares which are held by his affiliate) which by their terms are currently exercisable or become exercisable within 60 days of October 31, 1997.

(4) Represents shares issuable upon exercise of options which by their terms are currently exercisable or become exercisable within 60 days of October 31, 1997.

(5) Includes 33,016 shares owned by Athens Investments, Inc., of which he is an officer, Director and principal stockholder and 33,333 shares issuable upon exercise of options which by their terms are currently exercisable or become exercisable within 60 days following October 31, 1997.

(6) Represents 9,750 shares issuable upon exercise of warrants and 3,333 shares issuable upon exercise of options which by their terms are currently exercisable or become exercisable within 60 days of October 31, 1997.

(7) Includes 32,500 shares issuable upon conversion of shares of Preferred Stock and 234,415 shares upon exercise of warrants and options which by their terms are currently exercisable or become exercisable within 60 days of October 31, 1997.


                                 ANNUAL REPORT

         The Annual Report of the Company to the stockholders for the year ended December 31, 1996, including financial statements, is being mailed to stockholders with this proxy material.

         On written request, the Company will provide without charge to each record or beneficial holder of the Common Stock as of November 12, 1997, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, as filed with the Securities and Exchange Commission. Requests should be addressed to John L. Teeger, Secretary, c/o HealthRite, Inc., 711 Fifth Avenue, New York, New York 10022.

                               PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited, personally or by telephone or telegraph, by officers, Directors and regular employees of the Company, who will not be specially compensated for this purpose. The Company will also request record holders of Common Stock who are securities brokers, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of such stock, and will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting material.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Richard A. Eisner & Company, L.L.P., certified public accountants, which has audited the Company's financial statements as of December 31, 1996 and for the year then ended, has been selected by management to audit the Company's financial statements for the current fiscal year. A representative of that firm is expected to be present or available by telephone at the Meeting with an opportunity to make a statement to the stockholders if he desires to do so, and will respond to appropriate questions.


                                 OTHER MATTERS

         The Company is unaware of any matters, other than those mentioned above, which will be brought before the Meeting for action. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

         Any proposals intended to be presented by stockholders at the Annual Meeting of Stockholders to be held in 1998 must be received by the Company for inclusion in the Company's proxy material no later than August 18, 1998.

         It is important that your proxy be returned promptly no matter how small or large your holding may be. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy.


November 12, 1997

                                                                      ANNEX A

                                HEALTHRITE INC.
           STOCK OPTION PLAN (AS AMENDED JULY 1995 AND DECEMBER 1997)


         1. Purpose of Plan. The HealthRite Inc. Stock Option Plan (the "Plan") is intended as an incentive to attract and retain persons of training, experience and ability as directors, employees and non-employee consultants and advisors of HealthRite Inc. (the "Company") and its subsidiaries, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. Stock options ("Options") granted under the Plan may, at the discretion of the granting authority, but need not, contain such terms as will qualify the Options as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto.

         2. Administration of Plan. The Board of Directors (the "Board") or a Stock Option Committee (the "Committee") appointed and maintained by the Board shall have the power to administer the Plan. The Committee shall consist of at least three members who shall serve at the pleasure of the Board. The Board or the Committee shall have full power and authority: (i) to designate participants; (ii) to designate Options or any portion thereof as ISOs; (iii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iv) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (v) to interpret the provisions and supervise the administration of the Plan.

         The Board or the Committee shall also have the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Committee may prescribe in accordance with the provisions of the Plan.

         All decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

         Each member of the Board or Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as director or otherwise under the by-laws of the Company, any agreement, vote of stockholders or disinterested directors, or otherwise.

         3. Designation of Participants. The persons eligible for participation in the Plan as recipients of Options shall include only directors of the Company and employees and non-employee consultants and advisors of the Company or any of its subsidiaries; provided that only employees of the Company or of any subsidiary of the Company shall be eligible to be recipients of ISOs; and provided further that eligible consultants and advisors shall be only those who render bona fide services to the Company or any subsidiary, which services may not be in connection with the offer or sale of securities in a capital-raising transaction.

         4. Stock Reserved for Plan. Subject to adjustment as provided in paragraph 6 hereof, a total of 700,000 shares of the Common Stock, $.001 par value, of the Company ("Stock") shall be subject to the Plan. The shares subject to the Plan shall consist of unissued shares, and such number of shares shall be, and hereby is, reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the shares theretofore subject to such Option may again be subjected to an Option under the Plan.

         5. Option Price. (a) The purchase price of each share subject to an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company or of any subsidiary of the Company) of the Fair Market Value of such share (as defined in paragraph (b)) on the date the ISO is granted. The purchase price of each share subject to an Option or any portion thereof which is not designated by the Board or the Committee as an ISO shall not be less than the greater of 75% of the Fair Market Value of such share on the date the Option is granted or the par value of the Company's Stock.

         (b) The determination of the Fair Market Value of a share shall be made by the Board of Directors using such method as it determines to be reasonable in the circumstances unless the shares of Common Stock are listed or admitted for trading on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if not so listed or admitted, selling prices are quoted by the National Quotation Bureau, Inc. If listed or admitted, the Fair Market Value of the share shall be the closing sale price on:

         A. The date of grant on:

                   (i) the national securities exchange, if listed or admitted on such exchange; or

                   (ii) if not so listed or admitted, on NASDAQ, if listed or admitted on NASDAQ; or

         B. If no sales have been effected on such date, the average of the closing sale prices on the most recent three trading days preceding the date of grant on the national securities exchange on which it is listed or admitted or on NASDAQ if not listed or admitted on an exchange or, if no such sales were effected on any of such markets during such three trading days, the Fair Market Value shall be the mean between the high bid and low asked prices on the exchange or NASDAQ on the date of grant, as the case may be. C. If the shares are traded in the over-the-counter market and not listed or admitted on NASDAQ, the Fair Market Value of a share shall be the mean between the high bid and low asked prices as quoted for the date of grant by the National Quotation Bureau in its "pink sheets" or equivalent record or publication or, if no bid prices are quoted on such date, the next preceding date to the date of grant for which a bid price is quoted.

         (c) The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee, shares of the Company's stock (valued at their Fair Market Value) or other form satisfactory to the Board or the Committee.

         (d) The proceeds of the sale of the Stock subject to an Option are to be added to the general funds of the Company and used for its corporate purposes.

         6. Adjustments. (a) If the Company is reorganized, or merged or consolidated with another corporation while unexercised Options remain outstanding under the Plan, there shall be substituted for the shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of stock or other securities of the reorganized, or merged or consolidated corporation which were distributed to the stockholders of the Company in respect of such shares and there shall be substituted for the unexercised Options an appropriate number of Options to purchase a like number and type of shares of the reorganized, or merged or consolidated corporation; provided, however, that all such Options may be exercised in full by the optionees as of the effective date of any such reorganization, merger or consolidation of the Company without regard to the installment exercise provisions of the Option, by the optionees' giving notice in writing to the Company of their intention to so exercise.

         (b) If the Company is liquidated or dissolved while unexercised Options remain outstanding under the Plan, then all such outstanding Options may be exercised in full by the optionees as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions of the Option, by the optionees' giving notice in writing to the Company of their intention to so exercise.

         (c) If the outstanding shares of stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to this Plan and subject to any outstanding Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock.

         7. Term and Exercise of Options. (a) The Option Agreement evidencing the option shall set forth the terms of the Option, including the period during which it must be exercised, except that no Option may be exercisable after the expiration of 10 years from the date of grant or, if granted to a person who owns more than 10% of the voting stock of the Company at the time of grant, after the expiration of five years from the date of grant.

         (b) Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

         (c) Options granted to the Company's employees or directors may not be exercised after the termination of the term of employment of the employee, except as provided in the relevant Option Agreement or otherwise provided by the Board or the Committee, but not beyond the period during which the Option by its terms would otherwise have been exercisable. In the event of termination of employment as a result of death or disability to the extent the Option is still in force and unexpired, it may be exercised in whole or in part without regard to the exercise provisions of the Option within a period designated in the Option Agreement but not less than 60 days from the date of termination. An Option held by a consultant or advisor may by its terms permit its exercise beyond the date of the consultancy period, but not beyond the term of an option. An Option held by a non-employee consultant or advisor which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of death.

         (d) The holders of Options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until, following exercise, certificates representing such shares shall have been issued by the Company to such holders.

         (e) Any form of Option Agreement authorized by the Plan may contain such other provisions as the Board or the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Board or the Committee may, with the consent of the optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate price of such shares, (ii) the issuance or transfer to the optionee of shares of Stock with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board or the Committee in its sole discretion.

         (f) Options shall be exercised by the optionee by giving written notice to the Company, which exercise shall be effective upon receipt of such notice by the Secretary of the Company at its principal office. The notice shall specify the number of shares with respect to which the Option is being exercised.

         8. Maximum ISO Award. The aggregate Fair Market Value of Stock (determined as of the date of the grant of options) with respect to which ISOs are exercisable for the first time by any optionee during any calendar year shall not exceed the limitation provided under Section 422 of the Code or any successor provision thereto.

         9. Purchase for Investment. Unless shares of Stock covered by the plan have been registered under the Securities Act of 1933, as amended (the "Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company reserves the right to appropriately legend certificates evidencing the shares issuable upon exercise that the shares may not be sold or transferred until they are registered under the Act or transferred in a transaction exempt from registration thereunder and to place stop transfer orders on its records as to such shares.

         10. Termination of Plan. The Plan shall be effective as of August 31, 1993 and shall terminate on a date 10 years thereafter.

         11. Amendments or Termination. The Board may amend, alter, or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option theretofore granted without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders of the Company, would:

         (a) Increase the total number of shares reserved for the purposes of the Plan, except as is provided in Section 6, or decrease the option price provided in Section 5, or change the class of persons eligible to participate in the Plan as provided in Section 3; or

         (b) Extend the option period provided for in Section 7.

         12. Government Regulations. The plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares or cash under such Options, shall be subject to all applicable laws, rules, and regulations, including the registration of the shares under to the Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13. Governing Law. This Plan shall be deemed made in the State of New York and shall be governed by and construed and enforced in accordance with the laws of such State applicable to contracts made and to be performed in such State, without giving effect to the principles of conflict of laws.

[ ]  PLEASE MARK VOTES               PROXY
     AS IN THIS EXAMPLE           HEALTHRITE INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Warren H. Haber and John L. Teeger with full power of substitution, as attorneys for and in the name, place and stead of the undersigned, to vote all the shares of the common stock of HEALTHRITE INC., owned or entitled to be voted by the undersigned as of the record date, at the Annual Meeting of Stockholders of said Company scheduled to be held at the offices of the Company, 11445 Cronhill Drive, Owings Mills, Maryland, on Wednesday, December 17, 1997 at 10:00 A.M. (Eastern
Time) or at any adjournment or adjournments of said meeting, on the following proposals as indicated.

1.       ELECTION OF SEVEN DIRECTORS.

                  [ ] FOR all nominees (except as              [ ] WITHHOLD
                      marked to the contrary below)

Warren H. Haber, John L. Teeger, Howard M. Bezoza, Milton Datsopoulos, John C. Horvitz, John A. McConville and Sidney N. Towle, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

2.       PROPOSAL TO AMEND STOCK OPTION PLAN [ ] FOR  [ ] AGAINST  [ ]ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         This proxy if properly executed and returned will be voted in accordance with the directions specified hereof. If no directions are specified, this proxy will be voted FOR the election of the Directors named above or their substitutes as designated by the Board of Directors and the proposal to amend the Stock Option Plan.

         Sign, date and mail on postage paid envelope provided

                      PLEASE ACT PROMPTLY
              SIGN, DATE & MAIL YOUR PROXY CARD TODAY






------------------------- ---------------------------------- Date --------1997
Signature of stockholder    Signature of Co-holder (if any)

         Please sign exactly as your name appears hereon and date. Joint owners should each sign. Trustees and fiduciaries should indicate the capacity in which they are signing.

(Continued from other side)

Please be sure to sign and date this Proxy in the box below.

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Stockholder sign above  ---  Co-holder (if any) sign above


Sign, date and mail in postage paid envelope provided.




HEALTHRITE INC.

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                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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